Exhibit 99.1

NEWS RELEASE

August 8, 2003

KANKAKEE BANCORP, INC.

310 South Schuyler Avenue P.O. Box 3 Kankakee, IL 60901-0003	Fax:	(815) 937-4440 (815) 937-3674

For more information contact:	For Immediate Release
James M. Lindstrom, Chief Financial Officer

KANKAKEE BANCORP, INC. DECLARES $0.15 PER SHARE DIVIDEND

Kankakee, Illinois…(August 8, 2003) The Board of Directors of Kankakee Bancorp, Inc. (AMEX:KNK) today announced the declaration of a cash dividend of $0.15 per share of common stock. The dividend will be paid on August 29, 2003 to stockholders of record on August 14, 2003. Kankakee has paid a dividend to its stockholders every quarter since 1995.

Kankakee and KFS Bank, F.S.B. are headquartered in Kankakee, Illinois, which is 60 miles directly south of downtown Chicago. In addition to its main office, the Bank operates fourteen offices in the following Illinois communities: Ashkum, Bourbonnais, Bradley, Braidwood, Champaign, Coal City (2), Diamond, Dwight, Herscher, Hoopeston, Manteno, Momence and Urbana.

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Kankakee and Aviston Financial Corporation have filed a proxy statement and other relevant documents with the Securities and Exchange Commission (the “SEC”) concerning the merger of Aviston with and into Kankakee. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors are able to obtain the documents free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by Kankakee are available free of charge from its Corporate Secretary at 310 South Schuyler Avenue, Kankakee, Illinois 60901, telephone (815) 937-4440. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This document contains, and future oral and written statements of Kankakee and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of Kankakee. Forward-looking statements, which may be based upon belies, expectations and assumptions of the Kankakee’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and Kankakee undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of Kankakee to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of terrorist threats or attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning Kankakee’s general business; (iv) changes in interest rates and prepayment rates of Kankakee’s assets: (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving Kankakee; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning Kankakee and its business, including additional factors that could materially affect Kankakee’s financial results, is included in Kankakee’s filings with the SEC.